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Exhibit 10.4

SECOND AMENDMENT TO LOAN AGREEMENT

        This Second Amendment to Loan Agreement (this "Amendment") is executed effective June 13, 2007, by and between THOMAS GROUP, INC., a Delaware corporation ("Borrower") and JPMORGAN CHASE BANK, N.A., a national banking association ("Lender").

RECITALS:

        A.    Lender and Borrower executed that certain Credit Agreement dated December 15, 2006 (the "Original Loan Agreement"), pursuant to which Lender has provided Borrower certain credit facilities.

        B.    Lender and Borrower executed that certain Amendment to Loan Agreement dated February 13, 2007 (the "First Amendment"), pursuant to which Lender and Borrower amended certain provisions of the Loan Agreement. The Original Loan Agreement, as amended by the First Amendment, is referred to herein as the "Loan Agreement".

        C.    Lender and Borrower desire to enter into this Amendment to amend the Loan Agreement to reflect the dissolution of a foreign subsidiary of Borrower as more particularly set forth herein.

AGREEMENTS:

        In consideration of the premises and the mutual agreements herein set forth, Borrower and Lender hereby agree as follows:

Article I
Amendments to Loan Agreement

        Section 1.01.    Defined Terms.    Each capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Loan Agreement.

        Section 1.02.    Waiver of Certain Deliveries.    Lender hereby waives (i) delivery of the original executed stock power with respect to Borrower's equity interest in Thomas Group Hong Kong Limited ("TGHKL"); (ii) delivery of the original stock certificate of TGHKL representing the shares pledged by Borrower under the Security Documents as set forth in the First Amendment; and (iii) any event of default relating to the subject matter of subsections (i) and (ii) of this Section 1.02 which has occurred prior to the date of this Amendment. Notwithstanding any provisions in the Loan Agreement to the contrary, Lender agrees that Borrower is not required to deliver (i) the original executed stock power with respect to Borrower's equity interest in TGHKL; or (ii) the original stock certificate of TGHKL representing the shares pledged by Borrower under the Security Documents as set forth in the First Amendment. The waiver contained in this Section 1.02 shall apply exclusively to the items referenced in this Section 1.02 and shall in no way be deemed a waiver of any of the terms or provisions of, or any of Lender's other rights, powers or remedies under, the Loan Agreement or any of the other Loan Documents.

        Section 1.03.    Evidence of Dissolution of TGHKL.    Borrower shall deliver, or cause to be delivered to Lender, on a quarterly basis beginning July 1, 2007, an officer's certificate of Borrower certifying that (i) Borrower is diligently pursuing the dissolution of TGHKL under the laws of its jurisdiction of organization; and (ii) TGHKL has no employees, assets or liabilities as of the date of such officer's certificate. The requirements of this Section 1.03 shall terminate on the date that Borrower delivers to Lender evidence satisfactory to Lender, in Lender's sole discretion, that: (i) TGHKL has been duly dissolved under the laws of its jurisdiction of organization; and (ii) TGHKL has no employees, assets or liabilities following such dissolution.

Article II
Conditions Precedent

        Section 2.01.    Conditions Precedent.    This Amendment shall be effective when Borrower and Lender shall have delivered, or caused to be delivered, to each other, executed counterparts of this Amendment.

Article III
Ratification, Representations and Warranties

        Section 3.01.    Ratification.    Except as expressly modified by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Nothing herein shall in any manner diminish, impair or extinguish the Note, any of the indebtedness evidenced thereby, any of the other Loan Documents.

        Section 3.02.    Representations and Warranties.    Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate any organizational document of Borrower; (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date; and (iii) TGHKL has no employees, assets or liabilities of any kind on and as of the date hereof.

Article IV
Miscellaneous

        Section 4.01.    Survival of Representations and Warranties.    All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents.

        Section 4.02.    Reference to Loan Agreement.    Any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

        Section 4.03.    Severability.    Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 4.04.    APPLICABLE LAW.    THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        Section 4.05.    Successors and Assigns.    This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

        Section 4.06.    Counterparts.    This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        Section 4.07.    RELEASE.

        (a)   BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AND EACH OF THE GUARANTORS, IF ANY, (COLLECTIVELY AND INDIVIDUALLY, 'BORROWER PARTIES'), HEREBY FULLY, FINALLY AND COMPLETELY RELEASES AND FOREVER DISCHARGES LENDER AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND PROPERTIES, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, 'LENDER PARTIES'), OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, KNOWN OR UNKNOWN, WHETHER AT LAW, BY STATUTE OR IN EQUITY, IN CONTRACT OR IN TORT, UNDER STATE OR FEDERAL JURISDICTION, AND WHETHER OR NOT THE ECONOMIC EFFECTS OF SUCH ALLEGED MATTERS ARISE OR ARE DISCOVERED IN THE FUTURE, WHICH BORROWER PARTIES HAVE AS OF THE DATE OF THIS AMENDMENT ('BORROWER'S EXECUTION DATE') OR MAY CLAIM TO HAVE AGAINST LENDER PARTIES (COLLECTIVELY, 'CLAIMS') ARISING OUT OF OR WITH RESPECT TO: (I) ANY AND ALL TRANSACTIONS RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE, INCLUDING ANY LOSS, COST OR DAMAGE OF ANY KIND OR CHARACTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF LENDER PARTIES OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE, AND (II) ANY ALLEGED BREACH BY LENDER OF ANY AGREEMENT, DUTY OR OBLIGATION RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE OR ALLEGED DISCRIMINATORY OR PREDATORY ACTIONS OR LENDING BY LENDER RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE. THE FOREGOING RELEASE ('RELEASE') IS INTENDED TO BE, AND IS, A FULL, COMPLETE AND GENERAL RELEASE IN FAVOR OF LENDER PARTIES WITH RESPECT TO ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER MATTERS DESCRIBED THEREIN, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS OR CAUSES OF ACTION BASED UPON ALLEGATIONS OF NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, TORTUOUS INTERFERENCE WITH ANY BUSINESS RELATIONSHIP, AGREEMENT, OR PROSPECT OR OPPORTUNITY, RECKLESSNESS, BREACH OF DUTY, BREACH BY LENDER OF ANY AGREEMENT, DUTY OR OBLIGATION, BREACH OF FIDUCIARY DUTY, BREACH OF ANY ALLEGED DUTY OF FAIR DEALING IN GOOD FAITH, OR ANY OTHER THEORY, CAUSE OF ACTION, OCCURRENCE, MATTER OR THING WHICH MIGHT RESULT IN LIABILITY UPON LENDER PARTIES ARISING OR OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE. BORROWER PARTIES UNDERSTAND AND AGREE THAT THE FOREGOING GENERAL RELEASE IS IN CONSIDERATION FOR THE AGREEMENTS OF LENDER CONTAINED HEREIN AND THAT THEY WILL RECEIVE NO FURTHER CONSIDERATION FOR SUCH RELEASE. THE PURPOSE OF THIS RELEASE IS TO RELEASE CLAIMS. NOTHING IN THIS RELEASE IS AN ADMISSION OF MERIT OR LIABILITY REGARDING ANY CLAIM RELEASED HEREIN.

        (b)   Each of the Borrower Parties represents and warrants to Lender that it: (i) read this Release and understands all of the terms and conditions hereof; (ii) agrees to this Release voluntarily with full knowledge of the significance of this Release and execution hereof, and (iii) has been represented by its own legal counsel and has been advised by counsel concerning this Release and the other terms of this Amendment. The Borrower Parties agree to assume the risk of any and all unknown, unanticipated, or misunderstood Claims that are released hereby.

        (c)   Each of the Borrower Parties represents and warrants to Lender that it has not assigned or otherwise transferred to any person or to any entity prior to the execution of this Release any alleged Claims that it has or may have had against any of the Released Parties.

        (d)   Each of the Borrower Parties represents and warrants to Lender that as of the Borrower's Execution Date, other than what has been released in this Release, it is not aware of any events, facts or grounds that provide, or could provide, the basis for any disputes, Claims, actions, lawsuits, arbitrations or administrative claims of any sort against any of the Released Parties.

        (e)   Each of the Borrower Parties represents and warrants to Lender that: (i) no promise or inducements or other consideration, other than as stated herein, has been offered or accepted by any of the Borrower Parties in exchange for the Release; and (ii) the Release is executed without reliance by any of the Borrower Parties upon any oral statements or representations by any of the Released Parties or any other party or their representatives.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02.

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page to Follow]

        EXECUTED as of the date first set forth above.

"LENDER"
JPMORGAN CHASE BANK, N.A.
By:	/s/ James H. Cunningham
	Name:	James H. Cunningham
	Title:	Senior Vice President
"BORROWER"
THOMAS GROUP, INC.
By:	/s/ David English
	Name:	David English
	Title:	Chief Financial Officer

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  Exhibit 10.4
SECOND AMENDMENT TO LOAN AGREEMENT
RECITALS
AGREEMENTS
Article I Amendments to Loan Agreement
Article II Conditions Precedent
Article III Ratification, Representations and Warranties
Article IV Miscellaneous
NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02 .